UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21331

Wells Fargo Advantage Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage

Multi-Sector Income Fund

Annual Report

October 31, 2011

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Multi-Sector Income Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Improving fundamentals, including strong corporate earnings, remained the core drivers of returns across the equity markets for much of the period.

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the Wells Fargo Advantage Multi-Sector Income Fund for the 12-month period that ended October 31, 2011. After establishing solid momentum entering 2011, the financial markets met some resistance during the early months of the year, which kept many markets from advancing steadily during the first eight months of 2011. Headwinds emerged in the form of political unrest in the Middle East and North Africa, the devastating earthquake and tsunami in Japan, and renewed sovereign debt concerns affecting several eurozone countries. These challenges, coupled with mixed economic data, debt-ceiling debates, and the long-term debt credit downgrade within the U.S., further increased investor anxiety. Despite these headwinds, many areas of the financial markets showed a degree of resilience, underscoring the need for a sound, well-diversified1 investment strategy. As always, we believe that such a strategy may enable investors to balance risk and opportunity as they pursue long-term financial goals in a dynamic financial environment.

The U.S. economic recovery moved toward expansion.

The U.S. economic recovery that began in mid-2009 and gained further momentum throughout 2010, particularly during the fourth quarter, failed to maintain that level of growth through the first 10 months of 2011. For example, gross domestic product (GDP), the broadest measure of economic activity, grew at an annualized rate of 3.1% in the fourth quarter of 2010, only to slow dramatically during the first and second quarters of 2011 to annualized rates of 0.4% and 1.3%, respectively. While still positive, these readings showed a much slower pace of growth than experienced in the second half of 2010 and were lower than consensus forecasts had predicted. Nevertheless, the “advance” estimate of third-quarter 2011 GDP growth (which was released on October 27) was 2.5%, suggesting that the U.S. economy continues to expand, though at a slow and uneven pace relative to past economic recoveries.

Persistent weakness in jobs and housing slowed economic growth.

By the end of the reporting period, the U.S. unemployment rate for October 2011 stood at 9.0%, down from 9.6% a year earlier but still notably higher than historical averages. Unfortunately, the drop may be more attributable to a decline in the labor force than to a meaningful uptick in hiring. While the rate of job creation has remained positive throughout 2011, it remains far below the historical average of 1.4 million jobs created each year over the past 80 years, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite an extraordinarily low interest-rate environment. Since many observers consider labor and housing activities to be key to long-term economic growth, the persistent weakness in both markets bears close watching in the months ahead.

Other economic data in the U.S. was more encouraging, reflecting greater confidence in the sustainability of the expansion on the part of both consumers and businesses. Retail sales came in strong at certain points during the period,

1.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Letter to Shareholders	Wells Fargo Advantage Multi-Sector Income Fund	3

including the critical holiday shopping season during the fourth quarter of 2010. Industrial production and durable goods orders have also picked up in 2011, and the level of corporate profits continues to grow. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and information technology. Core inflation, which excludes volatile food and energy prices, remained benign.

The Federal Reserve announced that it will target current low rates until 2013.

With inflation subdued, the Federal Open Market Committee (FOMC) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0.00% to 0.25%. At its meeting on August 9, 2011 responding in part to the volatility and uncertainty facing the financial markets and global economies, the Federal Reserve (Fed) established a timetable for its commitment to lower rates. In that meeting’s statement, the FOMC explained that “economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.” At its September 21, 2011, meeting, the Fed introduced “Operation Twist,” where it outlined its focus on buying long-term Treasury securities, specifically those with maturities of six years or longer, while selling an equivalent amount of Treasury notes within six years of maturity. The objective is to help ensure that intermediate- and long-term Treasury yields remain low, which, in turn, should provide ongoing support for further economic growth.

The debt-ceiling debate became the focus of the summer.

During the second half of the reporting period, both bonds and equities experienced an unusually high level of volatility, especially during the final months of the summer season when many traders on Wall Street and politicians in Washington, D.C., typically focus on vacation and other activities. Instead, due to the debt-ceiling impasse, many market participants and politicians were forced to stay on the job until a solution was reached. As the estimated debt-ceiling deadline loomed, rating agencies began to voice concerns over the possibility of the U.S. government running short on funds to pay its bills. While the U.S. Congress was able to address the debt-ceiling issue in time, Standard & Poor’s, one of the major credit rating agencies, lowered its rating of long-term U.S. debt from AAA to AA+2. While this did not seem to diminish the role U.S. Treasuries play as the primary source of liquidity and safety in the global markets, it did briefly roil the markets.

Eurozone sovereign debt concerns returned to the forefront in the third quarter of 2011.

The markets were further rattled during the period by sovereign debt concerns within the eurozone. The financial solvency of Greece and its ability to service its

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

4	Wells Fargo Advantage Multi-Sector Income Fund	Letter to Shareholders

The market momentum carried into the spring but sharply reversed course in early summer amid mounting evidence that the U.S. economic recovery had entered a soft patch, coupled with rising fears about the eurozone sovereign debt crisis.

sovereign debt were focuses of the markets in early 2010. After the European Union and the International Monetary Fund developed a plan to support Greece, many market participants thought the situation was at a manageable point. Unfortunately, one year later Greece’s financial problems returned to the forefront of investors’ minds, as the country failed to make significant progress in addressing its financial condition. As a result, fear spread and market volatility spiked during the third quarter, with investors becoming more concerned about the negative impact of a Greek default on the eurozone periphery and those developed countries with large exposures to Greece, such as France.

The equity markets became a rollercoaster toward the end of the period.

Improving fundamentals, including strong corporate earnings, remained the core driver of returns across the equity markets for much of the period. Further supporting equities was the second round of quantitative easing (QE2), which was enacted by the Fed in late 2010. While there were bouts of volatility along the way, the markets demonstrated surprising resilience in the face of numerous global challenges, with many equity markets posting positive returns in the first quarter.

The market momentum carried into the spring but sharply reversed course in early summer amid mounting evidence that the U.S. economic recovery had entered a soft patch, coupled with rising fears about the eurozone sovereign debt crisis. The final three months of the period were a rollercoaster for the equity markets, both domestically and internationally, due to the U.S. debt-ceiling impasse and the renewed fears that Greece would default on its sovereign debt, dragging down many of the other eurozone economies. After selling off dramatically during the weeks surrounding the debt-ceiling impasse, many areas of the equity markets gained back some of those losses but finished the period significantly lower than where they began.

After the S&P 500 Index3 and the Dow Jones Industrial Average4 rose 6.0% and 8.6%, respectively, during the first half of 2011, the worry-driven sell-off throughout the third quarter pushed the major indexes into negative territory for 2011. However, during the final month of the reporting period the markets showed resilience, as both indexes posted total returns of more than 9.0%. On a year-to-date basis, the S&P 500 Index posted a modestly positive total return of 1.3% through October 31.

A steep yield curve continued to define bond market performance.

Most sectors of the bond market performed well during 2010 and continued to post positive total returns in 2011, with interest income—rather than price gains—accounting for the bulk of those returns. This part of the investment cycle is known as the income phase and is typically characterized by relatively stable short-term rates and relatively small movements in bond yields. The current market environment is certainly holding true to a typical income phase, especially considering that the Fed is maintaining an extraordinarily accommodative monetary policy. U.S. Treasuries continued to rally for much of the period, even

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4.	The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Multi-Sector Income Fund	5

after Standard & Poor’s lowered its credit rating on long-term U.S. debt, pulling yields lower in nearly all corners of the fixed-income markets, including municipal bonds.

The extraordinarily steep yield curve remained the most defining, perhaps most influential, characteristic of the fixed-income markets during the majority of the reporting period. Considering the shape of the curve, the best-performing maturities across most segments of the fixed-income markets were longer-dated bonds. For example, for the 12-month period that ended October 31, 2011, the 20 to 30-year range of the Treasury market posted a total return of 19.38%, while the one- to five-year maturities returned 1.93%. The municipal market and the investment-grade corporate market exhibited similar return profiles within the period.

In typical fashion, the high-yield fixed-income market moved in the same direction as equities throughout the reporting period. As a result, high yield was among the strongest-performing bond sectors through the first nine months of the reporting period, bolstered by improving corporate fundamentals and by less risk aversion from investors. However, as the debt-ceiling debate and the Greek debt crisis became the focus of the marketplace, many investors reduced their exposure to riskier assets, including high-yield bonds. As a result, the high-yield markets significantly underperformed almost every bond sector during the third quarter. The high-yield market began the fourth quarter of 2011 with relatively strong performance, as it seemed that investors took advantage of the lower valuation that resulted from the third-quarter sell-off to capture the extra yield being offered by these lower-quality credits. As of October 31, the high-yield index recorded a year-to-date total return of 4.52%, while recording a 12-month total return of 5.17%. By comparison, the U.S. Treasury index returned 7.96% and 5.27% on a year-to-date and one-year basis, respectively.

A long-term perspective is key.

The market’s rebound over the past two years from the severe downturn of 2008 and 2009, coupled with the bouts of volatility, underscores the importance of maintaining a disciplined and balanced long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned to both navigate falling markets and participate in rising markets.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your Fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantage funds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

6	Wells Fargo Advantage Multi-Sector Income Fund	Letter to Shareholders

Notice to Shareholders

On November 17, 2011, the Wells Fargo Advantage Multi-Sector Income Fund (the “Fund”) announced several changes to the investment guidelines and strategies of each of its investment allocations or “sleeves” and the Fund as a whole. These changes were approved after the Fund’s fiscal year end at October 31, 2011 and are therefore not reflected in this annual report to shareholders. The Fund’s portfolio will begin to reflect these changes over the coming months.

High-yield bond sleeve:

■  The percentage of the Fund’s assets to be allocated to this sleeve is changing from a range of 20%-60% of the Fund’s total assets to a range of 30%-70%.

International bond sleeve:

■   This sleeve is being renamed the “International/Emerging Markets” sleeve, and is now permitted to invest in emerging market debt securities.

■  The percentage of the Fund’s assets to be allocated to this sleeve is changing from a range of 20%-60% of the Fund’s total assets to a range of 10%-40%.

Adjustable-rate agency mortgage securities sleeve:

■   This sleeve is being renamed the “Mortgage/Corporate” sleeve, and is now permitted to invest in fixed-rate mortgages—including mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations—and investment-grade corporate bonds. The mortgage securities can consist of both nonagency mortgage securities and securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities.

■  The percentage of the Fund’s assets to be allocated to this sleeve is changing from a range of 20%-60% of the Fund’s total assets to a range of 10%-30%.

■   The weighted average credit quality of this sleeve is expected to be investment-grade (BBB-/Baa3 or better), as opposed to AAA/Aaa*.

■  The investment guideline that required that the weighted average life of this sleeve be 1 year to 6 years has been eliminated.

■  The investment guideline that required that the average duration of this sleeve be between 0.5 years and 1.5 years has been eliminated.

In addition to the sleeve-specific changes described above:

■   The Fund will no longer seek to maintain an average maturity of the Fund’s portfolio of between 5 years and 7 years.

■  The Fund will no longer seek to maintain an overall credit quality of the Fund’s portfolio of BBB- or better.

■  The Fund may now purchase illiquid securities, which the Fund defines as securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Previously, the Fund was permitted to continue to hold securities after they became illiquid (but not to purchase illiquid securities).

These revised investment guidelines and strategies permit the Fund to invest in a broader range of security types and adjust the percentage of the Fund’s assets that can be allocated to each specific sleeve. While these changes may increase the overall income generated by the Fund’s portfolio, they also are expected to result in an increase in the overall risk profile of the Fund’s portfolio.

*   The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may bemodified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to Bmay be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

Letter to Shareholders	Wells Fargo Advantage Multi-Sector Income Fund	7

Notice to Shareholders (continued)

About investment risks

The Fund has leverage through borrowings. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value (NAV) and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track. Below-investment-grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and principal. They involve greater risk of loss, are subject to greater price volatility, and are less liquid—especially during periods of economic uncertainty or change—than higher-rated debt securities. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. U.S. government guarantees apply only to certain securities held in the Fund’s portfolio and not to the Fund’s shares. The Fund is also exposed to mortgage and asset-backed securities risk. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the adviser or sub-adviser believes that it is desirable to do so.

In addition, the changes to the investment guidelines and strategies described above expose the Fund’s portfolio to emerging market risk. Emerging market securities typically present even greater exposure to the risks of investment in foreign securities issued in developed markets and may be particularly sensitive to certain economic changes. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets may be undercapitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

8	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities: 30.52%
FHLB±(d)	2.45%	12/01/2034	$6,834,939	$7,184,321
FHLB±(d)	2.55	06/01/2035	2,826,219	2,993,619
FHLB±	2.59	11/01/2030	366,414	387,329
FHLB±	2.71	07/01/2033	286,605	288,269
FHLMC±	2.33	08/01/2035	1,644,473	1,729,395
FHLMC±(d)	2.44	12/01/2035	4,578,162	4,805,401
FHLMC±	2.45	09/01/2035	5,071,520	5,331,397
FHLMC±	2.46	06/01/2036	3,117,520	3,278,930
FHLMC±	2.48	01/01/2036	6,345,712	6,625,160
FHLMC±(d)	2.48	04/01/2034	13,801,555	14,516,365
FHLMC±(d)	2.48	08/01/2035	4,802,474	5,068,947
FHLMC±	2.48	07/01/2032	403,087	405,281
FHLMC±	2.52	09/01/2032	468,485	494,994
FHLMC±	2.54	10/01/2035	1,838,874	1,940,162
FHLMC±	2.55	10/01/2033	183,002	193,127
FHLMC±	2.57	10/01/2030	310,627	328,954
FHLMC±	2.64	01/01/2038	3,361,610	3,539,426
FHLMC±(d)	2.64	09/01/2038	5,918,733	6,239,725
FHLMC±	2.67	12/01/2026	67,452	68,797
FHLMC±	2.68	10/01/2030	17,484	18,106
FHLMC±	2.73	06/01/2033	189,300	192,510
FHLMC±	2.77	08/01/2030	377,935	398,885
FHLMC±	3.24	06/01/2018	52,232	52,615
FHLMC±	3.32	05/01/2019	3,872	3,881
FHLMC±	3.89	10/01/2022	67,138	67,631
FHLMC±	4.07	10/01/2037	2,789,798	2,877,217
FHLMC±	4.40	01/01/2027	135,867	143,018
FHLMC±	5.00	07/01/2035	329,612	347,833
FHLMC±	5.28	11/01/2036	1,291,793	1,362,282
FHLMC	8.50	04/01/2015	19,048	19,402
FHLMC	8.50	07/01/2028	131,336	157,479
FHLMC	8.50	03/01/2030	73,133	83,648
FHLMC Series 0196 Class A±	1.05	12/15/2021	92,195	92,250
FHLMC Series 1383±(d)	5.82	02/01/2037	1,966,132	2,128,141
FHLMC Series 2390 Class FD±	0.69	12/15/2031	88,394	88,598
FHLMC Series 2411 Class F±	0.79	02/15/2032	115,683	116,078
FHLMC Series 2431 Class F±	0.74	03/15/2032	3,644,677	3,653,857
FHLMC Series 2567 Class FH±	0.64	02/15/2033	190,230	190,444
FNMA±	1.35	04/01/2028	106,444	109,758
FNMA±	1.68	10/01/2034	296,327	304,346
FNMA±	2.00	04/01/2019	6,095	6,134
FNMA±	2.19	10/01/2035	1,448,587	1,498,162
FNMA±	2.21	12/01/2031	56,321	56,646
FNMA±	2.25	01/01/2017	42,896	43,759
FNMA±(d)	2.25	12/01/2035	1,701,557	1,761,234
FNMA±	2.31	12/01/2026	112,807	118,766
FNMA±	2.31	06/01/2035	3,377,437	3,548,560
FNMA±	2.35	01/01/2036	2,709,294	2,841,131
FNMA±	2.36	03/01/2033	162,709	170,884
FNMA±	2.39	03/01/2034	519,310	545,001
FNMA±(d)	2.39	03/01/2035	5,460,641	5,696,725

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Multi-Sector Income Fund	9

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA±	2.40%	06/01/2024	$146,169	$153,816
FNMA±	2.42	06/01/2029	173,285	182,297
FNMA±(d)	2.42	07/01/2038	2,348,615	2,477,721
FNMA±	2.43	02/01/2035	322,028	339,816
FNMA±	2.43	07/01/2026	35,355	37,346
FNMA±(d)	2.44	04/01/2034	4,722,464	4,966,015
FNMA±(d)	2.44	08/01/2036	2,197,345	2,285,834
FNMA±	2.46	07/01/2038	223,419	233,741
FNMA±	2.47	12/01/2029	54,813	57,986
FNMA±	2.48	01/01/2026	228,803	241,563
FNMA±	2.49	07/01/2048	312,637	329,734
FNMA±	2.49	06/01/2038	3,687,127	3,899,985
FNMA±	2.49	12/01/2028	42,644	42,898
FNMA±	2.50	11/01/2035	2,311,442	2,439,737
FNMA±	2.50	06/01/2036	4,656,144	4,919,391
FNMA±	2.51	06/01/2031	96,197	97,029
FNMA±(d)	2.52	08/01/2039	5,594,853	5,905,675
FNMA±	2.52	08/01/2030	155,423	164,223
FNMA±	2.52	11/01/2035	3,611,453	3,798,759
FNMA±	2.53	01/01/2035	1,666,199	1,757,437
FNMA±(d)	2.59	10/01/2034	10,693,693	11,240,700
FNMA±	2.60	05/01/2030	177,777	187,042
FNMA±(d)	2.61	02/01/2036	1,380,974	1,466,030
FNMA±	2.62	08/01/2028	70,769	74,537
FNMA±	2.63	04/01/2035	2,700,473	2,854,205
FNMA±	2.64	04/01/2017	1,761,177	1,822,084
FNMA±	2.65	10/01/2033	3,789,467	4,006,048
FNMA±	2.68	03/01/2034	14,750	15,557
FNMA±(d)	2.70	01/01/2038	3,226,374	3,321,356
FNMA±	2.70	04/01/2033	118,235	124,583
FNMA±	2.72	05/01/2036	10,269,033	10,898,492
FNMA±(d)	2.75	07/01/2036	1,311,263	1,387,695
FNMA±	2.75	12/01/2016	8,100	8,131
FNMA±	2.75	08/01/2035	2,711,296	2,882,401
FNMA±(d)	2.76	04/01/2036	1,797,422	1,870,536
FNMA±(d)	2.76	05/01/2035	3,439,254	3,639,818
FNMA±	2.79	09/01/2027	176,025	186,743
FNMA±	2.82	05/01/2036	898,313	929,248
FNMA±	2.84	12/01/2017	654,603	677,518
FNMA±	2.84	09/01/2032	196,817	197,948
FNMA±(d)	2.87	07/01/2038	2,301,364	2,421,236
FNMA±	3.06	10/01/2029	97,049	101,423
FNMA±	3.08	02/01/2017	1,504,565	1,564,702
FNMA±	3.12	07/01/2030	97,750	97,846
FNMA±	3.15	07/01/2033	39,461	39,658
FNMA±	3.82	01/01/2015	15,109	15,146
FNMA±	3.82	01/01/2030	63,223	63,539
FNMA±	4.03	08/01/2027	210,298	211,002
FNMA±	4.15	07/01/2035	1,851,826	1,957,909
FNMA±	4.19	04/01/2031	662,301	695,251
FNMA±(d)	4.26	02/01/2035	5,430,307	5,618,294

10	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA±	4.31%	04/01/2025	$83,469	$84,225
FNMA±	4.42	11/01/2024	191,150	202,354
FNMA±	4.54	12/01/2036	41,809	43,858
FNMA±	4.79	12/01/2034	1,359,044	1,454,289
FNMA±(d)	4.85	04/01/2034	2,894,776	3,026,798
FNMA±	4.95	01/01/2034	456,741	459,541
FNMA±(d)	5.00	09/01/2032	2,377,377	2,542,176
FNMA±	5.11	12/01/2022	13,233	13,191
FNMA±	6.00	05/01/2021	5,373	5,391
FNMA±	6.00	08/01/2021	9,316	9,279
FNMA	6.00	04/01/2033	191,479	212,571
FNMA±	6.14	12/01/2020	98,135	98,635
FNMA±	6.15	12/01/2013	137,052	139,073
FNMA±(d)	6.26	09/01/2037	1,963,800	2,111,908
FNMA	6.50	11/01/2032	66,313	74,855
FNMA	7.50	07/01/2017	106,526	117,569
FNMA	7.50	10/01/2028	12,881	12,936
FNMA	7.50	11/01/2028	165,321	193,997
FNMA	7.50	02/01/2030	44,079	51,043
FNMA	7.50	09/01/2030	102,043	115,494
FNMA	7.50	07/01/2032	21,942	22,526
FNMA	8.00	12/01/2024	10,872	11,011
FNMA	8.00	06/01/2030	124,100	141,268
FNMA	12.00	01/01/2016	16,555	18,278
FNMA Series 1996-46 Class FA±	0.75	08/25/2021	54,075	54,485
FNMA Series 2001-25 Class Z	6.00	06/25/2031	572,320	646,975
FNMA Series 2001-35 Class F±	0.84	07/25/2031	26,813	26,991
FNMA Series 2001-57 Class F±	0.74	06/25/2031	26,995	27,080
FNMA Series 2001-T10 Class A2	7.50	12/25/2041	231,022	262,093
FNMA Series 2002-77 Class FH±	0.64	12/18/2032	178,957	179,530
FNMA Series 2002-95 Class FK±	0.74	01/25/2033	4,019,100	4,030,482
FNMA Series 2002-97 Class FR±	0.79	01/25/2033	58,566	58,584
FNMA Series 2003-W8 Class 3F2±	0.59	05/25/2042	1,070,824	1,071,962
FNMA Series G91-16 Class F±	0.70	06/25/2021	59,840	60,222
FNMA Series G92-17 Class F±	1.30	03/25/2022	122,323	124,080
GNMA	6.50	06/15/2028	76,682	87,826
GNMA	7.25	07/15/2017	38,046	42,242
GNMA	7.25	08/15/2017	57,818	63,988
GNMA	7.25	08/15/2017	45,661	50,475
GNMA	7.25	08/15/2017	15,443	17,146
GNMA	7.25	09/15/2017	58,980	65,484
GNMA	7.25	10/15/2017	99,109	109,646
GNMA	7.25	10/15/2017	48,887	53,933
GNMA	7.25	11/15/2017	39,321	43,230
GNMA	7.25	01/15/2018	13,743	15,232
GNMA	7.25	01/15/2018	31,512	35,240
GNMA	7.25	02/15/2018	32,128	35,693
GNMA	7.25	05/15/2018	16,648	18,253

Total Agency Securities (Cost $203,516,613)				207,365,399

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Multi-Sector Income Fund	11

Security Name			Shares	Value

Common Stocks: 0.06%

Consumer Discretionary: 0.00%

Hotels, Restaurants & Leisure: 0.00%
Trump Entertainment Resorts Incorporated(i)(a)†			1,161	$0

Telecommunication Services: 0.06%

Diversified Telecommunication Services: 0.06%
Fairpoint Communications Incorporated†			70,442	378,274

Total Common Stocks (Cost $1,617,838)				378,274

	Interest Rate	Maturity Date	Principal

Convertible Debentures: 0.16%

Information Technology: 0.16%

Communications Equipment: 0.16%
Lucent Technologies Incorporated Series B	2.88	06/15/2025	$1,145,000	1,082,025

Total Convertible Debentures (Cost $765,113)				1,082,025

Corporate Bonds and Notes: 52.78%

Consumer Discretionary: 10.44%

Auto Components: 1.15%
Allison Transmission Incorporated 144A	7.13	05/15/2019	3,050,000	2,958,500
Cooper Tire & Rubber Company	7.63	03/15/2027	1,895,000	1,705,500
Cooper Tire & Rubber Company	8.00	12/15/2019	450,000	465,750
Goodyear Tire & Rubber Company	8.75	08/15/2020	468,000	503,100
Goodyear Tire & Rubber Company	10.50	05/15/2016	1,957,000	2,172,270

				7,805,120

Diversified Consumer Services: 1.36%
Carriage Services Incorporated	7.88	01/15/2015	1,795,000	1,806,219
Service Corporation International	6.75	04/01/2016	475,000	505,875
Service Corporation International	7.00	05/15/2019	650,000	682,500
Service Corporation International	7.50	04/01/2027	3,965,000	3,965,000
Service Corporation International	8.00	11/15/2021	475,000	523,094
Service Corporation International Series WI	7.00	06/15/2017	1,610,000	1,730,750

				9,213,438

Hotels, Restaurants & Leisure: 2.63%
American Casinos Incorporated 144A	7.50	04/15/2021	1,250,000	1,281,250
Burger King Corporation	9.88	10/15/2018	850,000	911,625
Chukchansi Economic Development Authority ±144A(i)	3.92	11/15/2012	1,375,000	883,438
Citycenter Holdings LLC 144A	7.63	01/15/2016	175,000	182,000
Citycenter Holdings LLC 144A¥	11.50	01/15/2017	1,076,414	1,108,706
DineEquity Incorporated	9.50	10/30/2018	2,825,000	2,994,500
Greektown Superholdings	13.00	07/01/2015	4,125,000	4,238,438
NAI Entertainment Holdings LLC 144A	8.25	12/15/2017	1,000,000	1,052,500
Pinnacle Entertainment Incorporated	7.50	06/15/2015	1,250,000	1,228,125
Scientific Games Corporation	9.25	06/15/2019	485,000	510,463

12	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Hotels, Restaurants & Leisure (continued)
Speedway Motorsports Incorporated	6.75%	02/01/2019	$225,000	$221,063
Speedway Motorsports Incorporated	8.75	06/01/2016	950,000	1,026,000
Yonkers Racing Corporation 144A	11.38	07/15/2016	2,200,000	2,260,500

				17,898,608

Media: 4.44%
Barrington Broadcasting Group LLC	10.50	08/15/2014	250,000	230,000
Cablevision Systems Corporation	8.63	09/15/2017	1,310,000	1,421,350
CCH II Capital LLC	13.50	11/30/2016	7,535,929	8,685,158
Charter Communications Incorporated Step Bond 144A	10.88	09/15/2014	5,140,000	5,538,350
Cinemark USA Incorporated	7.38	06/15/2021	775,000	773,063
Cinemark USA Incorporated	8.63	06/15/2019	250,000	271,250
CSC Holdings LLC 144A	6.75	11/15/2021	250,000	250,000
CSC Holdings LLC	7.88	02/15/2018	600,000	658,500
CSC Holdings LLC	8.50	04/15/2014	400,000	439,000
DISH DBS Corporation	7.88	09/01/2019	480,000	526,800
EchoStar DBS Corporation	6.63	10/01/2014	1,000,000	1,042,500
EchoStar DBS Corporation	7.13	02/01/2016	125,000	132,813
EchoStar DBS Corporation	7.75	05/31/2015	350,000	376,250
Gray Television Incorporated	10.50	06/29/2015	1,375,000	1,299,375
Interactive Data Corporation	10.25	08/01/2018	1,250,000	1,343,750
Lamar Media Corporation	7.88	04/15/2018	575,000	602,313
Lamar Media Corporation Series C	9.75	04/01/2014	375,000	412,500
LIN Television Corporation	8.38	04/15/2018	775,000	798,250
Regal Cinemas Corporation	8.63	07/15/2019	2,075,000	2,220,250
Regal Entertainment Group	9.13	08/15/2018	400,000	428,000
Salem Communications Corporation	9.63	12/15/2016	2,650,000	2,703,000

				30,152,472

Specialty Retail: 0.56%
Gap Incorporated	5.95	04/12/2021	600,000	571,513
Limited Brands Incorporated	6.63	04/01/2021	50,000	52,500
Radioshack Corporation 144A	6.75	05/15/2019	900,000	810,000
Rent-A-Center Incorporated	6.63	11/15/2020	375,000	376,875
Toys R Us Property Company LLC	8.50	12/01/2017	1,905,000	2,012,156

				3,823,044

Textiles, Apparel & Luxury Goods: 0.30%
Oxford Industries Incorporated	11.38	07/15/2015	1,865,000	2,063,156

Consumer Staples: 0.78%

Beverages: 0.28%
Anheuser-Busch InBev SA	6.88	11/15/2019	1,475,000	1,887,103

Food Products: 0.50%
Darling International Incorporated	8.50	12/15/2018	125,000	140,313
Dole Food Company Incorporated	13.88	03/15/2014	1,452,000	1,695,210
Smithfield Foods Incorporated	10.00	07/15/2014	1,370,000	1,592,625

				3,428,148

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Multi-Sector Income Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Energy: 7.99%

Energy Equipment & Services: 1.71%
Bristow Group Incorporated	7.50%	09/15/2017	$985,000	$1,024,400
Cleaver-Brooks Incorporated 144A	12.25	05/01/2016	630,000	630,000
GulfMark Offshore Incorporated	7.75	07/15/2014	1,625,000	1,596,563
Hornbeck Offshore Services Incorporated Series B	6.13	12/01/2014	2,345,000	2,362,588
Hornbeck Offshore Services Incorporated Series B	8.00	09/01/2017	2,230,000	2,252,300
Oil States International Incorporated	6.50	06/01/2019	755,000	790,863
Parker Drilling Company	9.13	04/01/2018	460,000	481,850
PHI Incorporated	8.63	10/15/2018	2,500,000	2,512,500

				11,651,064

Oil, Gas & Consumable Fuels: 6.28%
Chesapeake Energy Corporation	9.50	02/15/2015	2,250,000	2,576,250
Cloud Peak Energy Resources Incorporated	8.25	12/15/2017	125,000	133,750
Cloud Peak Energy Resources Incorporated	8.50	12/15/2019	225,000	240,750
Coffeyville Resources LLC 144A	9.00	04/01/2015	932,000	1,004,230
Coffeyville Resources LLC 144A	10.88	04/01/2017	1,350,000	1,528,875
Consol Energy Incorporated	8.25	04/01/2020	825,000	903,375
Denbury Resources Incorporated	6.38	08/15/2021	350,000	360,500
Denbury Resources Incorporated	8.25	02/15/2020	425,000	469,625
El Paso Corporation	6.50	09/15/2020	445,000	486,163
El Paso Corporation	7.00	06/15/2017	175,000	196,000
El Paso Corporation	7.25	06/01/2018	1,610,000	1,803,200
El Paso Corporation	7.42	02/15/2037	800,000	876,000
El Paso Corporation	7.80	08/01/2031	1,850,000	2,118,250
Encore Acquisition Company	9.50	05/01/2016	375,000	415,313
Energy Transfer Equity LP	7.50	10/15/2020	3,100,000	3,348,000
Ferrellgas Finance Corporation	6.50	05/01/2021	400,000	358,000
Ferrellgas Finance Corporation	9.13	10/01/2017	2,325,000	2,464,500
Forest Oil Corporation	7.25	06/15/2019	1,345,000	1,378,625
Forest Oil Corporation	8.50	02/15/2014	535,000	577,800
Hilcorp Energy Company 144A	7.75	11/01/2015	500,000	512,950
Holly Corporation	9.88	06/15/2017	1,895,000	2,075,025
Inergy Holdings LP	6.88	08/01/2021	575,000	562,063
Inergy Holdings LP	7.00	10/01/2018	500,000	502,500
Overseas Shipholding Group	7.50	02/15/2024	800,000	488,000
Peabody Energy Corporation	7.88	11/01/2026	3,435,000	3,787,088
Petrohawk Energy Corporation	7.88	06/01/2015	790,000	847,275
Petrohawk Energy Corporation	10.50	08/01/2014	495,000	555,019
Pioneer Natural Resources Company	7.50	01/15/2020	1,220,000	1,384,857
Plains Exploration & Production Company	8.63	10/15/2019	2,885,000	3,202,350
Regency Energy Partners	6.88	12/01/2018	250,000	263,750
Sabine Pass LNG LP	7.25	11/30/2013	2,265,000	2,265,000
Sabine Pass LNG LP	7.50	11/30/2016	2,925,000	2,895,750
Susser Holdings LLC	8.50	05/15/2016	975,000	1,016,438
Tesoro Corporation	9.75	06/01/2019	945,000	1,063,125

				42,660,396

14	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Financials: 12.53%

Capital Markets: 0.90%
E*TRADE Financial Corporation¥	12.50%	11/30/2017	$4,291,000	$4,945,378
Oppenheimer Holdings Incorporated	8.75	04/15/2018	1,225,000	1,194,375

				6,139,753

Commercial Banks: 1.53%
CIT Group Incorporated 144A	5.25	04/01/2014	750,000	746,250
CIT Group Incorporated	7.00	05/01/2015	738	738
CIT Group Incorporated 144A	7.00	05/04/2015	1,472,000	1,472,000
CIT Group Incorporated	7.00	05/01/2016	2,654,562	2,657,880
CIT Group Incorporated	7.00	05/01/2017	2,900,000	2,900,000
Emigrant Bancorp Incorporated 144A(i)	6.25	06/15/2014	2,925,000	2,635,811

				10,412,679

Consumer Finance: 6.64%
American General Finance Corporation	5.40	12/01/2015	1,600,000	1,248,000
American General Finance Corporation	5.75	09/15/2016	1,075,000	795,500
American General Finance Corporation	6.50	09/15/2017	150,000	111,375
Calpine Construction Finance Corporation 144A	7.25	10/15/2017	4,800,000	4,992,000
Calpine Construction Finance Corporation 144A	8.00	06/01/2016	1,375,000	1,464,375
Clearwire Communications Finance Corporation 144A	12.00	12/01/2015	2,390,000	2,043,450
General Electric Capital Corporation	7.63	12/10/2014	2,000,000	1,747,029
General Motors Financial Company Incorporated 144A	6.75	06/01/2018	900,000	910,196
GMAC LLC	6.75	12/01/2014	1,298,000	1,310,980
GMAC LLC	6.88	08/28/2012	1,244,000	1,259,550
GMAC LLC	7.50	12/31/2013	3,620,000	3,728,600
Homer City Funding LLC	8.73	10/01/2026	1,263,376	1,061,236
International Lease Finance Corporation	6.38	03/25/2013	460,000	461,150
International Lease Finance Corporation 144A	6.75	09/01/2016	100,000	102,875
International Lease Finance Corporation	8.63	09/15/2015	900,000	945,000
JBS USA Finance Incorporated	11.63	05/01/2014	3,745,000	4,119,500
Level 3 Financing Incorporated	10.00	02/01/2018	2,010,000	2,130,600
Local TV Finance LLC 144A¥	9.25	06/15/2015	1,975,000	1,836,750
Nielsen Finance LLC Company	11.50	05/01/2016	601,000	689,648
Nielson Finance LLC Company	7.75	10/15/2018	5,100,000	5,622,750
Springleaf Finance Corporation	6.90	12/15/2017	2,975,000	2,268,438
Sprint Capital Corporation	6.88	11/15/2028	5,985,000	4,369,050
Sprint Capital Corporation	8.38	03/15/2012	1,895,000	1,913,950

				45,132,002

Diversified Financial Services: 1.40%
Ally Financial Incorporated	8.30	02/12/2015	2,055,000	2,157,750
Leucadia National Corporation	8.13	09/15/2015	2,655,000	2,867,400
Nuveen Investments Incorporated	5.50	09/15/2015	2,950,000	2,507,500
Nuveen Investments Incorporated	10.50	11/15/2015	875,000	875,000
Nuveen Investments Incorporated 144A	10.50	11/15/2015	1,100,000	1,089,000

				9,496,650

Insurance: 0.56%
Hub International Holdings Incorporated 144A	10.25	06/15/2015	3,375,000	3,265,313

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Multi-Sector Income Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Insurance (continued)
USI Holdings Corporation 144A	9.75%	05/15/2015	$525,000	$500,063

				3,765,376

REIT: 1.50%
Dupont Fabros Technology Incorporated	8.50	12/15/2017	5,560,000	5,949,200
Host Hotels & Resorts LP	9.00	05/15/2017	235,000	262,613
Medical Properties Trust Incorporated 144A	6.88	05/01/2021	775,000	771,125
Omega Healthcare Investors Incorporated	6.75	10/15/2022	1,775,000	1,792,750
Omega Healthcare Investors Incorporated	7.00	01/15/2016	500,000	511,250
Ventas Incorporated	9.00	05/01/2012	859,000	884,088

				10,171,026

Health Care: 1.81%

Health Care Equipment & Supplies: 0.44%
Biomet Incorporated¥	10.38	10/15/2017	540,000	583,200
Biomet Incorporated	11.63	10/15/2017	2,200,000	2,398,000

				2,981,200

Health Care Providers & Services: 1.24%
Apria Healthcare Group Incorporated	11.25	11/01/2014	590,000	573,775
Aviv Healthcare Properties LP	7.75	02/15/2019	1,025,000	989,125
Centene Corporation	5.75	06/01/2017	1,000,000	1,005,000
Community Health Systems Incorporated	8.88	07/15/2015	700,000	716,625
HCA Incorporated	6.50	02/15/2020	1,875,000	1,964,063
HCA Incorporated	7.50	02/15/2022	350,000	357,000
HCA Incorporated	8.50	04/15/2019	375,000	412,500
Health Management plc	6.13	04/15/2016	175,000	177,625
Healthsouth Corporation	7.25	10/01/2018	400,000	400,000
Healthsouth Corporation	7.75	09/15/2022	400,000	400,000
Sabra Health Care LP	8.13	11/01/2018	1,450,000	1,428,250

				8,423,963

Pharmaceuticals: 0.13%
Mylan Incorporated 144A	6.00	11/15/2018	300,000	315,000
Mylan Incorporated 144A	7.63	07/15/2017	375,000	414,375
Mylan Incorporated 144A	7.88	07/15/2020	150,000	168,000

				897,375

Industrials: 3.47%

Aerospace & Defense: 1.00%
Alliant Techsystems Incorporated	6.75	04/01/2016	1,980,000	2,029,500
GeoEye Incorporated	9.63	10/01/2015	485,000	543,200
Hexcel Corporation	6.75	02/01/2015	480,000	487,200
Huntington Ingalls Industries Incorporated 144A	6.88	03/15/2018	350,000	352,625
Huntington Ingalls Industries Incorporated 144A	7.13	03/15/2021	125,000	126,563
L-3 Communications Holdings Incorporated	6.38	10/15/2015	2,784,000	2,843,160
TransDigm Group Incorporated	7.75	12/15/2018	350,000	379,750

				6,761,998

16	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Commercial Services & Supplies: 1.60%
Casella Waste Systems Incorporated	11.00%	07/15/2014	$1,945,000	$2,100,600
Corrections Corporation of America	6.25	03/15/2013	565,000	565,353
Corrections Corporation of America	7.75	06/01/2017	1,270,000	1,374,775
Crown Cork & Seal Company Incorporated	7.50	12/15/2096	600,000	483,000
Geo Group Incorporated	7.75	10/15/2017	1,450,000	1,522,500
Interface Incorporated	7.63	12/01/2018	125,000	130,938
Iron Mountain Incorporated	6.75	10/15/2018	250,000	318,251
Iron Mountain Incorporated	8.38	08/15/2021	1,385,000	1,450,788
KAR Holdings Incorporated±	4.25	05/01/2014	1,150,000	1,127,000
Mac-Gray Corporation	7.63	08/15/2015	458,000	467,160
NCO Group Incorporated	11.88	11/15/2014	1,425,000	1,332,375

				10,872,740

Machinery: 0.51%
Columbus McKinnon Corporation	7.88	02/01/2019	725,000	743,125
CPM Holdings Incorporated	10.63	09/01/2014	1,315,000	1,400,475
Dresser Rand Group Incorporated 144A	6.50	05/01/2021	925,000	936,563
Titan International Incorporated	7.88	10/01/2017	375,000	393,750

				3,473,913

Professional Services: 0.06%
CDRT Merger Sub Incorporated 144A	8.13	06/01/2019	425,000	425,000

Road & Rail: 0.30%
Kansas City Southern	8.00	06/01/2015	55,000	58,575
Kansas City Southern	13.00	12/15/2013	349,000	397,424
RailAmerica Incorporated	9.25	07/01/2017	1,425,000	1,549,688

				2,005,687

Information Technology: 3.74%

Communications Equipment: 0.36%
Allbritton Communications Company	8.00	05/15/2018	1,275,000	1,281,375
Lucent Technologies Incorporated	6.45	03/15/2029	1,285,000	1,130,800

				2,412,175

Computers & Peripherals: 0.04%
Seagate Technology HDD Holdings	6.88	05/01/2020	300,000	294,000

Electronic Equipment, Instruments & Components: 1.52%
GCI Incorporated	6.75	06/01/2021	575,000	562,063
GCI Incorporated	8.63	11/15/2019	2,125,000	2,279,063
Jabil Circuit Incorporated	8.25	03/15/2018	5,275,000	6,119,000
Viasystem Group Incorporated 144A	12.00	01/15/2015	1,285,000	1,384,588

				10,344,714

Internet Software & Services: 0.19%
Equinix Incorporated	7.00	07/15/2021	75,000	79,875
Equinix Incorporated	8.13	03/01/2018	1,085,000	1,182,650

				1,262,525

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Multi-Sector Income Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

IT Services: 1.60%
Fidelity National Information Services Incorporated	7.88%	07/15/2020	$1,000,000	$1,092,500
First Data Corporation	11.25	03/31/2016	4,550,000	4,049,500
SunGard Data Systems Incorporated	7.38	11/15/2018	525,000	536,813
SunGard Data Systems Incorporated	7.63	11/15/2020	250,000	256,250
SunGard Data Systems Incorporated	10.25	08/15/2015	3,455,000	3,584,563
Unisys Corporation	12.50	01/15/2016	460,000	493,350
Unisys Corporation 144A	12.75	10/15/2014	434,000	487,165
Unisys Corporation 144A	14.25	09/15/2015	332,000	377,650

				10,877,791

Software: 0.03%
Audatex North American Incorporated 144A	6.75	06/15/2018	225,000	228,375

Materials: 2.87%

Chemicals: 1.83%
Huntsman International LLC	5.50	06/30/2016	1,260,000	1,247,400
Lyondell Chemical Company	11.00	05/01/2018	8,981,938	10,003,633
Rockwood Specialties Group Incorporated	7.63	11/15/2014	340,000	472,246
Solutia Incorporated	7.88	03/15/2020	670,000	716,900

				12,440,179

Containers & Packaging: 0.32%
Crown Americas LLC	7.63	05/15/2017	450,000	488,250
Graham Packaging Company	9.88	10/15/2014	1,450,000	1,469,938
Owens Brockway Glass Container Incorporated	7.38	05/15/2016	175,000	189,875

				2,148,063

Metals & Mining: 0.40%
Freeport-McMoRan Copper & Gold Incorporated	8.38	04/01/2017	2,485,000	2,658,950
Indalex Holdings Corporation(s)	11.50	02/01/2014	3,170,000	31,700

				2,690,650

Paper & Forest Products: 0.32%
Clearwater Paper Corporation	10.63	06/15/2016	545,000	615,850
Georgia Pacific Corporation	8.88	05/15/2031	1,080,000	1,575,775

				2,191,625

Telecommunication Services: 5.10%

Diversified Telecommunication Services: 2.16%
Avaya Incorporated	9.75	11/01/2015	1,175,000	1,039,875
Citizens Communications Company	7.88	01/15/2027	1,805,000	1,574,863
Frontier Communications Corporation	8.13	10/01/2018	845,000	902,038
Frontier Communications Corporation	8.25	05/01/2014	200,000	213,500
Frontier Communications Corporation	8.25	04/15/2017	1,040,000	1,110,200
Frontier Communications Corporation	8.50	04/15/2020	525,000	559,125
Intelsat Jackson Holdings Limited 144A	7.25	10/15/2020	875,000	877,188
Intelsat Jackson Holdings Limited	8.50	11/01/2019	850,000	890,375
Intelsat Jackson Holdings Limited	9.50	06/15/2016	725,000	756,719
Qwest Corporation	7.13	11/15/2043	795,000	771,150

18	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Diversified Telecommunication Services (continued)
Qwest Corporation	7.25%	09/15/2025	$1,040,000	$1,045,200
Qwest Corporation	7.50	06/15/2023	1,370,000	1,364,863
Qwest Corporation	7.63	08/03/2021	230,000	220,800
SBA Telecommunications Incorporated	8.00	08/15/2016	700,000	752,500
SBA Telecommunications Incorporated	8.25	08/15/2019	100,000	109,250
Windstream Corporation	7.88	11/01/2017	2,330,000	2,516,400

				14,704,046

Wireless Telecommunication Services: 2.94%
CCO Holdings LLC 144A	7.75	05/01/2017	325,000	351,813
CCO Holdings LLC	8.13	04/30/2020	450,000	487,125
Cricket Communications Incorporated	7.75	05/15/2016	1,705,000	1,768,938
Cricket Communications Incorporated	7.75	10/15/2020	1,400,000	1,197,000
Crown Castle International Corporation	7.13	11/01/2019	75,000	81,188
Crown Castle International Corporation	9.00	01/15/2015	325,000	354,250
iPCS Incorporated¥	3.50	05/01/2014	1,357,019	1,173,821
MetroPCS Communications Incorporated	6.63	11/15/2020	2,775,000	2,608,500
MetroPCS Communications Incorporated	7.88	09/01/2018	775,000	788,563
Sprint Nextel Corporation	6.90	05/01/2019	1,055,000	878,288
Sprint Nextel Corporation Series D	7.38	08/01/2015	4,085,000	3,901,175
Sprint Nextel Corporation Series F	5.95	03/15/2014	2,335,000	2,229,925
Syniverse Holdings Incorporated	9.13	01/15/2019	3,975,000	4,134,000

				19,954,586

Utilities: 4.05%

Electric Utilities: 1.91%
Aquila Incorporated Step Bond	11.88	07/01/2012	6,545,000	6,987,265
Dolphin Subsidiary II Incorporated 144A	7.25	10/15/2021	2,125,000	2,279,063
Energy Future Holdings Corporation¥	12.00	11/01/2017	958,730	814,921
Ipalco Enterprises Incorporated 144A	5.00	05/01/2018	900,000	913,500
Otter Tail Corporation	9.00	12/15/2016	1,835,000	1,986,388
PNM Resources Incorporated	9.25	05/15/2015	15,000	16,950

				12,998,087

Gas Utilities: 0.33%
AmeriGas Partners LP	6.25	08/20/2019	1,500,000	1,485,000
AmeriGas Partners LP	6.50	05/20/2021	475,000	470,250
Suburban Propane Partners LP	7.38	03/15/2020	275,000	286,000

				2,241,250

Independent Power Producers & Energy Traders: 1.81%
Dynegy Holdings Incorporated	7.63	10/15/2026	2,165,000	1,299,000
Mirant Mid-Atlantic LLC Series C	10.06	12/30/2028	3,614,632	3,768,254
NRG Energy Incorporated	7.38	01/15/2017	3,475,000	3,618,344
NRG Energy Incorporated	8.50	06/15/2019	1,615,000	1,687,675
Reliant Energy Incorporated	7.63	06/15/2014	450,000	459,000
Reliant Energy Incorporated	9.24	07/02/2017	1,071,656	1,071,656
Reliant Energy Incorporated	9.68	07/02/2026	410,000	403,850

				12,307,779

Total Corporate Bonds and Notes (Cost $344,042,127)				358,637,756

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Multi-Sector Income Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

Foreign Corporate Bonds and Notes@: 10.75%

Consumer Discretionary: 0.32%

Hotels, Restaurants & Leisure: 0.17%
Casino Guichard Perrachon SA (EUR)	4.73%	05/26/2021	900,000	$1,172,893

Media: 0.15%
UPC Holding BV (EUR)	9.63	12/01/2019	470,000	689,359
Ziggo Bond Company BV 144A(i)(EUR)	8.00	05/15/2018	200,000	282,275

				971,634

Consumer Staples: 0.50%

Tobacco: 0.50%
British American Tobacco Finance plc (EUR)	5.38	06/29/2017	1,100,000	1,721,907
Imperial Tobacco Group plc (EUR)	8.38	02/17/2016	1,000,000	1,665,770

				3,387,677

Financials: 8.29%

Commercial Banks: 6.29%
Bank Nederlandse Gemeenten (EUR)	3.88	11/04/2019	1,200,000	1,791,577
Bayerische Landesbank (EUR)	1.88	06/30/2014	2,300,000	3,199,801
BNP Paribas SA (EUR)	3.50	03/07/2016	850,000	1,182,239
Eurofima (AUD)	6.25	12/28/2018	2,450,000	2,695,114
European Investment Bank (EUR)	3.13	04/15/2014	1,900,000	2,735,632
European Investment Bank (EUR)	3.13	03/03/2017	2,330,000	3,362,041
European Investment Bank (EUR)	4.25	10/15/2014	2,300,000	3,429,568
European Investment Bank (AUD)	6.13	01/23/2017	6,930,000	7,558,476
Instituto de Credito Oficial (EUR)	4.38	05/23/2012	1,800,000	2,495,544
International Bank for Reconstruction & Development (AUD)	5.75	10/01/2020	950,000	1,037,546
KfW Bankengruppe (EUR)	3.88	01/21/2019	910,000	1,389,726
KfW Bankengruppe (AUD)	6.25	12/04/2019	1,225,000	1,360,650
KfW Bankengruppe (NZD)	6.38	02/17/2015	4,819,000	4,163,927
Landesbank Baten-Wurttemberg (EUR)	1.75	01/17/2014	2,300,000	3,194,082
Rabobank Nederland (EUR)	4.25	01/16/2017	2,150,000	3,147,958

				42,743,881

Consumer Finance: 0.19%
Fiat Industrial SpA (EUR)	6.25	03/09/2018	400,000	510,585
Virgin Media Finance plc (GBP)	8.88	10/15/2019	300,000	520,960
Wind Acquisition Finance SpA (EUR)	11.75	07/15/2017	200,000	273,973

				1,305,518

Thrifts & Mortgage Finance: 1.81%
Dexia Kommunalbank AG (EUR)	3.50	06/05/2014	4,000,000	5,541,658
Eurohypo AG (EUR)	3.75	03/24/2014	4,000,000	5,761,262
Nationwide Building Society (EUR)	3.75	01/20/2015	700,000	967,101

				12,270,021

20	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Health Care: 0.14%

Pharmaceuticals: 0.14%
Pfizer Incorporated (EUR)	4.75%	06/03/2016	600,000	$920,591

Industrials: 0.36%

Building Products: 0.07%
Heidelbergcement AG (EUR)	8.50	10/31/2019	330,000	487,443

Machinery: 0.05%
Savcio Holdings Limited (EUR)	8.00	02/15/2013	250,000	332,088

Trading Companies & Distributors: 0.04%
Rexel SA (EUR)	8.25	12/15/2016	200,000	291,961

Transportation Infrastructure: 0.20%
BAA Funding Limited (EUR)	4.60	02/15/2018	1,000,000	1,370,361

Materials: 0.20%

Metals & Mining: 0.09%
New World Resources NV (EUR)	7.38	05/15/2015	500,000	650,339

Paper & Forest Products: 0.11%
Smurfit Kappa Funding plc (EUR)	7.25	11/15/2017	400,000	567,317
Smurfit Kappa Funding plc (EUR)	7.75	11/15/2019	120,000	171,025

				738,342

Telecommunication Services: 0.42%

Diversified Telecommunication Services: 0.42%
Deutsche Telekom International Finance (EUR)	4.25	07/13/2022	1,250,000	1,785,701
Telstra Corporation Limited (EUR)	4.75	03/21/2017	725,000	1,099,706

				2,885,407

Utilities: 0.52%

Multi-Utilities: 0.52%
National Grid plc (EUR)	4.38	03/10/2020	1,225,000	1,799,365
Veolia Environnement SA (EUR)	4.00	02/12/2016	1,200,000	1,740,513

				3,539,878

Total Foreign Corporate Bonds and Notes (Cost $69,347,075)				73,068,034

Foreign Government Bonds@: 20.69%
Australia Series 124 (AUD)	5.75	05/15/2021	2,750,000	3,172,541
Australia Series 25CI (AUD)	3.21	09/20/2025	6,650,000	8,268,338
Brazil (BRL)	12.50	01/05/2022	8,500,000	6,151,528
Caisse d’Amortissement de la Dette Sociale (EUR)	3.38	04/25/2021	1,125,000	1,560,431
Caisse d’Amortissement de la Dette Sociale (EUR)	4.25	04/25/2020	700,000	1,040,838
Canada (CAD)	2.50	09/01/2013	6,400,000	6,594,103
Canada144A (CAD)	3.35	12/15/2020	4,650,000	4,892,075
Czech Republic (CZK)	5.00	04/11/2019	101,850,000	6,402,884
Denmark (DKK)	4.00	11/15/2017	55,475,000	11,711,212
Germany (EUR)	0.75	09/13/2013	15,400,000	21,377,169

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Multi-Sector Income Fund	21

Security Name	Interest Rate	Maturity Date	Principal	Value

Foreign Government Bonds@ (continued)
Germany (EUR)	3.50%	04/12/2013	4,800,000	$6,924,035
Korea (KRW)	5.25	09/10/2015	2,850,000,000	2,687,952
Korea (KRW)	5.25	03/10/2027	3,830,000,000	3,932,334
Mexico (MXN)	8.50	11/18/2038	77,900,000	6,517,869
Netherlands144A (EUR)	2.50	01/15/2017	900,000	1,296,239
Netherlands (EUR)	4.25	07/15/2013	4,850,000	7,109,911
New Zealand (NZD)	6.00	12/15/2017	6,705,000	5,981,475
Norway (NOK)	3.75	05/25/2021	30,000,000	5,843,334
Norway (NOK)	4.25	05/19/2017	28,730,000	5,663,361
Poland (PLN)	5.25	10/25/2020	20,100,000	6,141,437
Slovenia (EUR)	4.63	09/09/2024	1,425,000	1,825,270
South Africa (ZAR)	6.75	03/31/2021	33,970,000	3,976,585
Sweden (SEK)	4.50	08/12/2015	67,650,000	11,535,101

Total Foreign Government Bonds (Cost $135,731,129)				140,606,022

Non-Agency Mortgage Backed Securities: 1.38%
American Home Mortgage Assets Series 2006-2 Class 1A1±	1.19	09/25/2046	$4,293,215	1,999,337
Banc of America Commercial Mortgage Incorporated Series 2006-03 Class AM	5.88	07/10/2044	1,340,000	1,270,083
Greenwich Capital Commercial Funding Corporation Series 2006-GG7 Class AM	5.88	07/10/2038	1,820,000	1,799,829
Lehman XS Trust Series 2006-18N Class A5A±(i)	0.41	12/25/2036	3,571,816	1,253,782
NCUA Guaranteed Notes Series 2011-C1 Class 1A±	0.57	02/28/2020	1,781,058	1,781,058
Wachovia Bank Commercial Mortgage Trust Series 2006-C23 Class AM	5.47	01/15/2045	1,220,000	1,239,133

Total Non-Agency Mortgage Backed Securities (Cost $10,618,824)				9,343,222

	Dividend Yield		Shares

Preferred Stocks: 0.08%

Financials: 0.08%

Diversified Financial Services: 0.08%
GMAC Capital Trust I	8.13		27,000	565,920

Total Preferred Stocks (Cost $675,000)				565,920

	Interest Rate		Principal

Term Loans: 6.09%
Advantage Sales & Marketing LLC	9.25	06/18/2018	$475,000	451,250
Barrington Broadcasting Company	4.53	08/12/2013	889,251	851,458
Capital Automotive LP	5.00	03/10/2017	3,900,580	3,817,693
CCM Merger Incorporated	7.00	03/01/2017	4,208,133	4,159,024
Coinmach Corporation<	3.31	11/20/2014	3,339,079	2,925,868
Fairpoint Communications Incorporated	6.50	01/22/2016	3,532,230	2,804,061
Federal Mogul Corporation	2.18	12/29/2014	457,571	431,261
Federal Mogul Corporation	2.18	12/28/2015	416,231	392,298
First Data Corporation	2.99	09/24/2014	5,419,724	5,008,747
Gray Television Incorporated	3.74	12/31/2014	973,886	949,188
HHI Holdings LLC	7.00	03/21/2017	945,250	928,708
Level 3 Financing Incorporated	2.65	03/13/2014	700,000	678,566

22	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Term Loans (continued)
Local TV Finance LLC	2.25%	05/07/2013	$1,424,159	$1,347,255
Merisant Company(i)	7.50	01/08/2014	877,646	848,394
NCO Group Incorporated	8.00	11/15/2013	1,108,144	1,090,447
Newsday LLC	10.50	08/01/2013	2,755,000	2,844,538
Panolam Industries International Incorporated(i)	8.25	12/31/2013	213,553	198,071
Springleaf Finance Corporation	5.50	05/05/2017	700,000	639,002
Texas Competitive Electric Holding LLC	3.76	10/10/2014	13,896,983	10,333,936
Texas Competitive Electric Holding LLC	4.76	10/10/2017	375,000	254,179
Web Service Company LLC	7.00	08/28/2014	459,358	452,468

Total Term Loans (Cost $43,864,580)				41,406,412

Yankee Corporate Bonds and Notes: 5.99%

Consumer Discretionary: 0.13%

Media: 0.13%
Videotron Limited	9.13	04/15/2018	775,000	852,500

Energy: 1.27%

Oil, Gas & Consumable Fuels: 1.27%
Griffin Coal Mining Company Limited(s)	9.50	12/01/2016	333,446	250,501
Griffin Coal Mining Company Limited 144A(s)	9.50	12/31/2049	4,078,569	3,064,025
Petroplus Finance Limited	5.75	01/20/2020	1,650,000	1,776,816
Ship Finance International Limited	8.50	12/15/2013	3,720,000	3,552,600

				8,643,942

Financials: 1.35%

Capital Markets: 0.06%
Mubadala Development Company 144A	5.50	04/20/2021	360,000	386,538

Commercial Banks: 0.58%
Banco De Credito Del Peru(i)	4.75	03/16/2016	1,600,000	1,592,960
Lloyds TSB Bank plc	6.38	01/21/2021	1,100,000	1,181,583
Royal Bank of Scotland Group plc	6.13	01/11/2021	1,100,000	1,164,913

				3,939,456

Consumer Finance: 0.58%
Sable International Finance Limited	7.75	02/15/2017	350,000	350,000
Wind Acquisition Finance SpA 144A	11.75	07/15/2017	3,660,000	3,623,400

				3,973,400

Diversified Financial Services: 0.13%
IPIC GMTN Limited 144A	5.00	11/15/2020	900,000	901,125
Preferred Term Securities XII Limited(s)±(i)	1.97	12/24/2033	635,000	191

				901,316

Industrials: 0.05%

Road & Rail: 0.05%
Transnet Limited 144A	4.50	02/10/2016	300,000	314,445

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Multi-Sector Income Fund	23

Security Name	Interest Rate	Maturity Date	Principal	Value

Information Technology : 0.34%

Computers & Peripherals: 0.34%
Seagate Technology HDD Holdings	6.80%	10/01/2016	$650,000	$679,250
Seagate Technology HDD Holdings 144A	7.00	11/01/2021	375,000	367,500
Seagate Technology HDD Holdings 144A	7.75	12/15/2018	1,225,000	1,280,125

				2,326,875

Materials: 1.30%

Metals & Mining: 0.72%
Novelis Incorporated	7.25	02/15/2015	1,030,000	1,027,425
Novelis Incorporated	8.38	12/15/2017	500,000	540,000
Novelis Incorporated	8.75	12/15/2020	725,000	790,250
Teck Resources Limited	10.75	05/15/2019	2,050,000	2,531,750

				4,889,425

Paper & Forest Products: 0.58%
PE Paper Escrow GmbH 144A	12.00	08/01/2014	1,170,000	1,269,450
Sappi Limited 144A	7.50	06/15/2032	3,560,000	2,705,600

				3,975,050

Telecommunication Services: 1.38%

Diversified Telecommunication Services: 0.98%
Global Crossing Limited	12.00	09/15/2015	371,000	425,723
Intelsat Jackson Holdings SA 144A	7.25	04/01/2019	425,000	427,125
Intelsat Jackson Holdings SA 144A	7.50	04/01/2021	325,000	326,625
Intelsat Jackson Holdings SA	11.25	06/15/2016	4,525,000	4,773,875
Qtel International Finance Limited	4.75	02/16/2021	300,000	305,250
Vimpelcom Holdings 144A	7.50	03/01/2022	400,000	375,000

				6,633,598

Wireless Telecommunication Services: 0.40%
Digicel Group Limited 144A	12.00	04/01/2014	1,335,000	1,508,550
Telesat Canada Incorporated	11.00	11/01/2015	1,135,000	1,234,313

				2,742,863

Utilities: 0.17%

Electric Utilities: 0.17%
E.ON AG	5.80	04/30/2018	1,000,000	1,146,951

Total Yankee Corporate Bonds and Notes (Cost $38,491,522)				40,726,359

24	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2011

Security Name	Yield	Shares	Value

Short-Term Investments: 3.51%

Investment Companies: 3.51%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.07%	23,837,311	$23,837,311

Total Short-Term Investments (Cost $23,837,311)			23,837,311

Total Investments in Securities (Cost $872,507,132)*	132.01%	897,016,734
Other Assets and Liabilities, Net	(32.01)	(217,519,521)

Total Net Assets	100.00%	$679,497,213

±	Variable rate investment.

(d)	All or a portion of this security has been segregated as collateral for reverse repurchase agreements.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

†	Non-income earning security.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

@	Foreign bond principal is denominated in local currency.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $877,482,977 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$43,898,114
Gross unrealized depreciation	(24,364,357)

Net unrealized appreciation	$19,533,757

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Multi-Sector Income Fund	25

The following table shows the percent of long-term investments by geographic location as of October 31, 2011:

United States	70.8%
Germany	6.1%
Luxembourg	2.6%
Netherlands	2.1%
Canada	2.0%
Australia	1.6%
Denmark	1.3%
Sweden	1.3%
Norway	1.3%
Bermuda	1.3%
United Kingdom	1.2%
France	0.8%
South Korea	0.8%
Mexico	0.7%
Czech Republic	0.7%
Brazil	0.7%
Poland	0.7%
New Zealand	0.7%
Cayman Islands	0.6%
South Africa	0.6%
Austria	0.5%
Spain	0.4%
Australia	0.4%
Switzerland	0.3%
Slovenia	0.2%
Peru	0.2%
Ireland	0.1%

100.0%

The following table shows the percent of total bonds by credit quality based on Standard & Poor’s, Moody’s and Fitch ratings1 as of October 31, 2011 (unaudited):

AAA	54.7%
AA	3.3%
A	4.9%
BBB	4.7%
BB	11.4%
B	16.5%
CCC	3.9%
Less than CCC	0.6%

100.0%

The following table shows the percent of total bonds based on effective maturity as of October 31, 2011 (unaudited):

Less than 1 year	4.3%
1 to 3 year(s)	20.8%
3 to 5 years	19.6%
5 to 10 years	48.4%
10 to 20 years	5.5%
20 to 30 years	1.3%
Greater than 30 years	0.1%

100.0%

1.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Multi-Sector Income Fund	Statement of Assets and Liabilities—October 31, 2011

Assets
Investments
In unaffiliated securities, at value	$873,179,423
In affiliated securities, at value	23,837,311

Total investments, at value (see cost below)	897,016,734
Foreign currency, at value (see cost below)	3,699,224
Receivable for investments sold	2,011,933
Principal paydown receivable	714,133
Receivable for interest	13,550,916
Unrealized gains on forward foreign currency contracts	1,664,999
Prepaid expenses and other assets	51,248

Total assets	918,709,187

Liabilities
Dividends payable	4,205,500
Payable for investments purchased	1,164,529
Unrealized losses on forward foreign currency contracts	3,605,779
Payable for reverse repurchase agreements	99,561,821
Secured borrowing payable	130,139,297
Advisory fee payable	446,968
Due to other related parties	40,633
Accrued expenses and other liabilities	47,447

Total liabilities	239,211,974

Total net assets	$679,497,213

NET ASSETS CONSIST OF
Paid-in capital	$774,480,927
Overdistributed net investment income	(2,401,847)
Accumulated net realized losses on investments	(115,025,414)
Net unrealized gains on investments	22,443,547

Total net assets	$679,497,213

COMPUTATION OF NET ASSET VALUE PER SHARE
Based on $679,497,213 divided by 42,055,000 shares issued and outstanding (100,000,000 shares authorized)	$16.16

Total investments, at cost	$872,507,132

Foreign currency, at cost	$3,721,509

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended October 31, 2011	Wells Fargo Advantage Multi-Sector Income Fund	27

Investment income
Interest*	$54,323,320
Dividends	103,108
Income from affiliated securities	27,274

Total investment income	54,453,702

Expenses
Advisory fee	5,060,499
Administration fee	460,045
Custody and accounting fees	109,670
Professional fees	54,224
Shareholder report expenses	58,990
Trustees’ fees and expenses	19,090
Transfer agent fees	35,901
Interest expense	615,560
Secured borrowing fees	1,418,196
Other fees and expenses	43,917

Total expenses	7,876,092

Net investment income	46,577,610

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	19,297,434
Forward foreign currency contract transactions	(7,069,126)

Net realized gains on investments	12,228,308

Net change in unrealized gains (losses) on:
Unaffiliated securities	(26,997,180)
Forward foreign currency contract transactions	(1,559,549)

Net change in unrealized gains (losses) on investments	(28,556,729)

Net realized and unrealized gains (losses) on investments	(16,328,421)

Net increase in net assets resulting from operations	$30,249,189

* Net of foreign interest withholding taxes of	$2,283

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Multi-Sector Income Fund	Statements of Changes in Net Assets

	Year Ended October 31, 2011	Year Ended October 31, 2010

Operations
Net investment income	$46,577,610	$50,787,031
Net realized gains on investments	12,228,308	31,615,711
Net change in unrealized gains (losses) on investments	(28,556,729)	17,614,314
Distributions to preferred shareholders from net investment income	0	(656,310)

Net increase in net assets applicable to common shareholders resulting from operations	30,249,189	99,360,746

Distributions to common shareholders from net investment income	(51,862,226)	(54,654,527)

Total increase (decrease) in net assets	(21,613,037)	44,706,219

Net assets applicable to common shareholders
Beginning of period	701,110,250	656,404,031

End of period	$679,497,213	$701,110,250

Overdistributed net investment income	$(2,401,847)	$(4,283,816)

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	Wells Fargo Advantage Multi-Sector Income Fund	29

Year Ended October 31, 2011

Cash flows from operating activities:
Net increase in net assets resulting from operations	$30,249,189

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(447,166,433)
Proceeds from sales of investment securities	413,982,665
Paydowns	51,192,962
Amortization	(1,484,292)
Sale of short-term investment securities, net	(2,901,315)
Decrease in dividends and interest receivable	1,191,286
Decrease in receivable for investments sold	11,977,953
Decrease in principal paydown receivable	657,817
Increase in prepaid expenses and other assets	(42,011)
Decrease in payable for investments purchased	(17,285,762)
Decrease in advisory fee payable	(13,656)
Decrease in due to other related parties	(1,242)
Decrease in accrued expenses and other liabilities	(317,038)
Unrealized losses on unaffiliated securities	26,997,180
Unrealized losses on forward foreign currency contract transactions	1,559,549
Net realized gains on unaffiliated securities	(13,924,547)

Net cash provided by operating activities	54,672,305

Cash flows from financing activities:
Cash distributions paid on common shares	(52,211,282)
Decrease in reverse repurchase agreements	(643,103)
Increase in secured borrowing	128,841

Net cash used in financing activities	(52,725,544)

Net increase in cash	1,946,761

Cash (including foreign currency):
Beginning of period	$1,752,463

End of period	$3,699,224

Supplemental cash disclosure
Cash paid for interest	$639,822

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Multi-Sector Income Fund	Financial Highlights

(For a common share outstanding throughout each period)

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.67	$15.61	$13.47	$18.74	$18.55
Net investment income	1.11	1.21	1.33	1.68	1.73 [1]
Net realized and unrealized gains (losses) on investments	(0.39)	1.17	3.26	(5.35)	0.29
Distributions to preferred shareholders from net investment income	0.00	(0.02)[1]	(0.03)[1]	(0.30)[1]	(0.51)[1]

Total from investment operations	0.72	2.36	4.56	(3.97)	1.51
Distributions to common shareholders from
Net investment income	(1.23)	(1.30)	(2.20)	(1.30)	(1.29)
Tax basis return of capital	0.00	0.00	(0.22)	0.00	(0.03)

Total distributions to common shareholders	(1.23)	(1.30)	(2.42)	(1.30)	(1.32)
Net asset value, end of period	$16.16	$16.67	$15.61	$13.47	$18.74
Market value, end of period	$14.97	$16.18	$13.73	$11.68	$16.22
Total return based on market value[2]	0.33%	28.44%	44.93%	(21.43)%	2.64%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.58%	3.07%	1.95%	1.15%
Net expenses	1.14%	1.18%	1.62%	1.90%	1.15%
Interest expense[3]	0.09%	0.08%	0.47%	0.54%	0.02%
Net investment income	6.75%	7.63%[4]	9.65%[4]	7.85%[4]	6.54%[4]
Supplemental data
Liquidation value of Preferred Shares, end of period (thousands)	NA	NA	$80,035	$80,108	$400,475
Preferred Shares asset coverage ratio, end of period	NA	NA	385%	249%	296%
Portfolio turnover rate	35%	70%	93%	92%	95%
Net assets of common shareholders, end of period (000’s omitted)	$679,497	$701,110	$656,404	$566,515	$787,919

1.	Calculated based upon average common shares outstanding during the period.

2.	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges. Returns for periods of less than one year are not annualized.

3.	Interest expense ratio relates to interest associated with borrowings and/or leverage transactions.

4.	The net investment income ratio includes any distributions paid to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Multi-Sector Income Fund	31

1. ORGANIZATION

Wells Fargo Advantage Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income consistent with limiting its overall exposure to domestic interest-rate risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available evaluated prices received from an independent pricing service approved by the Fund’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq (and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less) the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions,

32	Wells Fargo Advantage Multi-Sector Income Fund	Notes to Financial Statements

and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the adviser to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Credit default swaps

The Fund may be subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/ moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could

Notes to Financial Statements	Wells Fargo Advantage Multi-Sector Income Fund	33

be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date. Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to foreign currency transactions, bond premium, paydown losses, certain distributions paid, consent fees and corporate actions. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$7,166,585	$(1,310,470)	$(5,856,115)

34	Wells Fargo Advantage Multi-Sector Income Fund	Notes to Financial Statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of October 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $110,049,569 with $20,598,096 expiring in 2016 and $89,451,473 expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	Wells Fargo Advantage Multi-Sector Income Fund	35

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$378,274	$0	$0	$378,274
Preferred stocks	565,920	0	0	565,920
Agency securities	0	207,365,399	0	207,365,399
Convertible debentures	0	1,082,025	0	1,082,025
Corporate bonds and notes	0	353,393,996	5,243,760	358,637,756
Foreign corporate bonds	0	73,068,034	0	73,068,034
Foreign government bonds	0	140,606,022	0	140,606,022
Non-agency mortgage backed securities	0	9,343,222	0	9,343,222
Term loans	0	37,435,096	3,971,316	41,406,412
Yankee corporate bonds and notes	0	40,726,168	191	40,726,359
Short-term investments
Investment companies	23,837,311	0	0	23,837,311
	$24,781,505	$863,019,962	$9,215,267	$897,016,734

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of October 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward foreign currency contracts+	$0	$(1,940,780)	$0	$(1,940,780)

+	Forward foreign currency contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate bonds and notes	Foreign corporate bonds	Term loans	Yankee corporate bonds and notes	Total
Balance as of October 31, 2010	$5,753,667	$560,823	$0	$191	$6,314,681
Accrued discounts (premiums)	2,387	0	705	0	3,092
Realized gains (losses)	(3,980)	(109,434)	33	0	(113,381)
Change in unrealized gains (losses)	(353,724)	139	(10,155)	0	(363,740)
Purchases	0	0	942,875	0	942,875
Sales	(154,590)	(451,528)	(4,750)	0	(610,868)
Transfers into Level 3	0	0	3,042,608	0	3,042,608
Transfers out of Level 3	0	0	0	0	0
Balance as of October 31, 2011	$5,243,760	$0	$3,971,316	$191	$9,215,267
Change in unrealized gains (losses) relating to securities still held at October 31, 2011	($349,202)	$0	($10,155)	$0	($359,357)

36	Wells Fargo Advantage Multi-Sector Income Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory Fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management Incorporated, an affiliate of Funds Management, is a sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. First International Advisors, LLC, an affiliate of Funds Management and an indirect, wholly-owned subsidiary of Wells Fargo, is also a sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is entitled to receive an annual administration fee of 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 common shares with no par value. For the year ended October 31, 2011 and the year ended October 31, 2010, the Fund did not issue any common shares.

The Fund no longer has any Auction Market Preferred Shares (“Preferred Shares”) outstanding.

6. BORROWINGS AND LEVERAGE TRANSACTIONS

The Fund has borrowed $130 million through a secured debt financing agreement administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $130 million which expires on February 28, 2012, at which point it may be renegotiated and potentially renewed for another term. At October 31, 2011, the Fund had secured borrowings outstanding in the amount of $130,139,837 (including accrued interest and liquidity and program fees payable).

The Fund’s borrowing under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 1.0%. During the year ended October 31, 2011, an effective interest rate of 0.24% was incurred on the borrowings. Interest expense of $317,451, representing 0.05% of the Fund’s average daily net assets, was incurred during the year ended October 31, 2011.

The Fund has pledged all of its assets to secure the borrowings and currently pays, on a monthly basis, a liquidity fee at an annual rate of 0.50% of the daily average outstanding principal amount of borrowings and a program fee at an annual rate of 0.50% of the product of (i) the daily average outstanding principal amount of borrowings and (ii) 1.02. Prior to April 26, 2011, both the liquidity fee and program fee were charged at an annual rate of 0.60%. The secured borrowing fees on the Statement of Operations of $1,418,196 represents structuring fees, liquidity fees and program fees. For the year ended October 31, 2011, the Fund paid structuring fees in the amount of $32,589.

During the year ended October 31, 2011, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $99,966,624 with an effective annual interest rate of 0.30% and paid interest of $298,109 representing 0.04% of the Fund’s average daily net assets. The maximum amount outstanding under reverse repurchase agreements during the year ended October 31, 2011 was $100,365,125 (including accrued interest). At October 31, 2011, reverse repurchase agreements outstanding were as follows:

Repurchase Amount	Counterparty	Interest Rate	Maturity Date
$32,762,169	Credit Suisse	0.26%	11/18/2011
33,885,378	Goldman Sachs	0.23%	11/18/2011
32,914,274	Morgan Stanley	0.25%	11/18/2011

Notes to Financial Statements	Wells Fargo Advantage Multi-Sector Income Fund	37

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended October 31, 2011 were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$28,590,523	$360,743,536	$0	$319,460,311

As of October 31, 2011, the Fund had unfunded loan commitments of $326,250.

8. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2011, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2011, the Fund had forward foreign currency contracts outstanding as follows:

Forward Foreign Currency Contracts to Buy:

Exchange Date	Counterparty	Contracts to Receive		U.S. Value at October 31, 2011	In Exchange for U.S. $	Net Unrealized Gains (Losses)
12/12/2011	State Street Bank	2,060,000,000	JPY	$26,369,395	$26,891,195	$(521,800)

Exchange Date	Counterparty	Contracts to Receive		U.S. Value at October 31, 2011	In Exchange For		U.S. Value at October 31, 2011	Net Unrealized Gains (Losses)
11/02/2011	State Street Bank	923,639,400	JPY	$11,814,267	11,300,000	CAD	$11,336,587	$477,680
11/02/2011	State Street Bank	11,300,000	CAD	11,336,587	881,885,900	JPY	11,280,198	56,389
11/10/2011	State Street Bank	8,252,674	EUR	11,418,301	64,800,000	NOK	11,630,960	(212,659)
11/18/2011	State Street Bank	526,796,000	JPY	6,740,190	20,000,000	PLN	6,277,495	462,695
12/13/2011	State Street Bank	888,777,500	JPY	11,377,199	14,950,000	NZD	12,055,917	(678,718)
12/21/2011	State Street Bank	87,900,000	JPY	1,125,398	728,699	GBP	1,171,070	(45,672)
01/06/2012	State Street Bank	421,861,800	JPY	5,402,990	5,900,000	AUD	6,169,662	(766,672)
01/17/2012	State Street Bank	1,190,000,000	JPY	15,243,947	11,290,323	EUR	15,614,343	(370,396)
01/25/2012	State Street Bank	1,347,978,000	JPY	17,270,154	17,400,000	AUD	18,155,249	(885,095)
02/02/2012	State Street Bank	894,010,000	JPY	11,455,623	11,500,000	CAD	11,513,700	(58,077)

Forward Foreign Currency Contracts to Sell:

Exchange Date	Counterparty	Contracts to Deliver		U.S. Value at October 31, 2011	In Exchange for U.S. $	Net Unrealized Gains (Losses)
11/25/2011	State Street Bank	33,000,000	ZAR	$4,144,274	$4,524,887	$380,613
12/14/2011	State Street Bank	118,500,000	CZK	6,594,569	6,581,871	(12,698)
12/14/2011	State Street Bank	89,750,000	MXN	6,708,847	6,996,469	287,622
01/17/2012	State Street Bank	1,775,000	EUR	2,454,798	2,443,039	(11,759)
01/18/2012	State Street Bank	65,000,000	DKK	12,079,270	12,037,037	(42,233)

The Fund had average contract amounts of $125,572,011 and $24,280,558 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2011.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

38	Wells Fargo Advantage Multi-Sector Income Fund	Notes to Financial Statements

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $51,862,226 and $55,310,837 of ordinary income for the years ended October 31, 2011 and October 31, 2010, respectively.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward
$19,366,249	$(110,049,569)

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

12. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration Date	Record Date	Payable Date	Net Investment Income
October 21, 2011	November 16, 2011	December 1, 2011	$0.1000
November 16, 2011	December 14, 2011	January 3, 2012	$0.1000
December 16, 2011	January 18, 2012	February 1, 2012	$0.1000

These distributions are not reflected in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Multi-Sector Income Fund	39

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Multi-Sector Income Fund (the Fund), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Multi-Sector Income Fund as of October 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

40	Wells Fargo Advantage Multi-Sector Income Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 871 of the Internal Revenue Code, $34,869,687 has been designated as interest-related dividends for nonresident alien shareholders.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	41

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2004	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

42	Wells Fargo Advantage Multi-Sector Income Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2004

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Counsel, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

Automatic Dividend Reinvestment Plan	Wells Fargo Advantage Multi-Sector Income Fund	43

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

44	Wells Fargo Advantage Multi-Sector Income Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

1-800-730-6001

Web site: www.wellsfargo.com/advantagefunds

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206336 12-11 AMSI/AR143 10-11

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2011, Wells Fargo Advantage Multi-Sector Income Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Advantage Multi-Sector Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees – Provided below are the aggregate fees billed for the fiscal years ended October 31, 2010 and October 31, 2011 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended October 31, 2010 and October 31, 2011, the Audit Fees were $44,500 and $54,500, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended October 31, 2010 and October 31, 2011 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees – Provided below are the aggregate fees billed for the fiscal years ended October 31, 2010 and October 31, 2011 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended October 31, 2010 and October 31, 2011, the Tax Fees were $1,620 and $1,660, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended October 31, 2010 and October 31, 2011, the Tax Fees were $1,890 and $1,940, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended October 31, 2010 and October 31, 2011.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to Wells Fargo Advantage Multi-Sector Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to the Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended October 31, 2010 and October 31, 2011, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6.	SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF AUGUST 25, 2010

1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Multi-Sector Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds

Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

(b) Funds Management Proxy Committee

(i) Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Risk Metrics Group (“Risk Metrics”), the proxy voting agent for Funds Management, to determine that Risk Metrics is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii) Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. Risk Metrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, Risk Metrics will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct Risk Metrics to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii) Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by Risk Metrics to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by Risk Metrics or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to Risk Metrics to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v) Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi) Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing Risk Metrics to vote in accordance with the recommendation Risk Metrics makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

(vii) Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of Risk Metrics in exercising its proxy voting responsibilities.

(viii) Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Patrick McGuinnis and Erik Sens. Andrew Owen shall be a non-voting member and serve in an advisory capacity on the Proxy Committee. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•

The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to Risk Metrics’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to Risk Metrics’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by Risk Metrics’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will consider shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).	CASE-BY-CASE

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.	CASE-BY-CASE

Loans to Officers

THE FUNDS will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Contested Election of Directors or Trustees

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy. However, if the board is elected annually we will not support cumulative voting.	CASE-BY-CASE

Shareholders’ Right To Call A Special Meeting

Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.	CASE-BY-CASE

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Supermajority Vote Provisions

THE FUNDS will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation’s charter or by-laws. The factors considered are those specified in the proxy guidelines.	CASE-BY-CASE

However, a supermajority requirement of 75% or more is abusive and THE FUNDS will vote against proposals that provide for them.	AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation’s governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

THE FUNDS will follow the Risk Metrics capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, THE FUNDS will evaluate the request on a case-by-case basis, potentially voting for the proposal based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Further, the company should identify what the stock increases are to be used for, i.e. a proposed stock split, issuance of shares for acquisitions, or for general business purposes.	CASE-BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case THE FUNDS will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.	AGAINST

For reverse stock splits, THE FUNDS will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company’s stock is imminent and would result in greater harm to shareholders than the excessive share authorization.	FOR

THE FUNDS will evaluate “Going Dark” transactions, which allow listed companies to de-list and terminate the registration of their common stock on a case-by-case basis, determining whether the transaction enhances shareholder value.	CASE-BY-CASE

THE FUNDS will generally vote in favor of forward stock splits.	FOR

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

In addition, THE FUNDS will vote for proposals to set director fees.	FOR

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Finally, THE FUNDS will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.	CASE-BY-CASE

Reclassification of Shares

THE FUNDS will consider proposals to reclassify a specified class or series of shares on a case-by-case basis.	CASE-BY-CASE

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, Risk Metrics evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. Risk Metrics will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:	AGAINST

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	AGAINST

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	CASE-BY-CASE

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.	FOR

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	CASE-BY-CASE

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation

Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals that seek to limit executive and director pay.	AGAINST

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

•      arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

•      guarantees of benefits if a key employee voluntarily terminates;

•      guarantees of benefits to employees lower than very senior management; and

•      indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Reincorporation

THE FUNDS will evaluate a change in a company’s state of incorporation on a case-by-case basis. THE FUNDS will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. THE FUNDS will also analyze proposed changes to the company charter and differences between the states’ corporate governance laws.	CASE-BY-CASE

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. THE FUNDS will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders’ best interests.	CASE-BY-CASE

In addition, THE FUNDS will also examine poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state’s corporate governance laws on a case-by-case basis.	CASE-BY-CASE

THE FUNDS will evaluate shareholder proposals requiring offshore companies to reincorporate into the United States on a case-by-case basis.	CASE-BY-CASE

Reincorporation proposals may have considerable implications for shareholders, affecting the company’s takeover defenses and possibly its corporate structure and rules of governance.

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

•    anticipated financial and operating benefits;

•    offer price (cost versus premium);

•    prospects for the combined companies;

•    how the deal was negotiated;

•    changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation,	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis.	CASE-BY-CASE

Proposals may include, and are not limited to, the following issues:

•	eliminating the need for annual meetings of mutual fund shareholders;

•	entering into or extending investment advisory agreements and management contracts;

•	permitting securities lending and participation in repurchase agreements;

•	changing fees and expenses; and

•	changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund’s average net daily assets. In exchange for this consideration, the investment advisor manages the fund’s account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor’s corporate parent.

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund’s shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Niklas Nordenfelt, CFA

Mr. Nordenfelt is jointly responsible for managing the Fund, which he has managed since 2010. Mr. Nordenfelt joined Wells Capital Management in 2003, where he is a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team. Education: B.S., Economics, University of California, Berkeley.

Philip Susser,

Mr. Susser is jointly responsible for managing the Fund, which he has managed since 2010. Mr. Susser joined Wells Capital Management in 2001, where he is a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team. Education: B.A., Economics, University of Pennsylvania; J.D., University of Michigan.

Michael J. Bray, CFA,

Mr. Bray is jointly responsible for managing the Fund, which he has managed since 2011. Mr. Bray joined Wells Capital Management in 2005 as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and interest rate derivative instruments. Prior to joining Wells Capital Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State University.

Christopher Kauffman, CFA,

Mr. Kauffman is jointly responsible for managing Fund, which he has managed since 2008. Mr. Kauffman has been with Wells Capital Management or an affiliate firm since 2003, where he is a senior portfolio manager with Wells Fargo affiliate Tattersall Advisory Group (TAG). Education: B.A., Finance and Economics, Master’s, Business Administration with an emphasis in finance, Washington University in St. Louis, MO.

Tony Norris,

Mr. Norris is jointly responsible for managing Fund, which he has managed since 2003. Mr. Norris is Managing Director, Chief Investment Officer, and Senior Portfolio Manager with First International Advisors. He has been with Wells Capital or one of its affiliate firms since 1990.

Peter Wilson,

Mr. Wilson is jointly responsible for managing the Fund, which he has managed since 2003. Mr. Wilson is Managing Director, Chief Operating Officer, and Senior Portfolio Manager with First International Advisors in London. Mr. Wilson has been with Wells Capital or one of its affiliate firms since 1989. He was educated in Canada, Hong Kong and England.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended October 31, 2011.

Niklas Nordenfelt

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	4	20
Total assets of above accounts (millions)	$2,407.7	$427.2	$2,228.8

performance based fee accounts:

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$283.3	$0.0

Philip Susser

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	4	20
Total assets of above accounts (millions)	$2,407.7	$427.2	$2,228.8

performance based fee accounts:

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$283.3	$0.0

Michael J. Bray

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	3	2	10
Total assets of above accounts (millions)	$4,111	$1,377	$2,524

performance based fee accounts:

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Christopher Kauffman

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	0	2
Total assets of above accounts (millions)	$5,347	$0	$289

performance based fee accounts:

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Tony Norris

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	9	1	24
Total assets of above accounts (millions)	$2,579	$181	$3,474

performance based fee accounts:

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Peter Wilson

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	9	1	22
Total assets of above accounts (millions)	$2,579	$239	$3,416

performance based fee accounts:

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

First International Advisors

First International Advisors’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, First International Advisors has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

First International Advisors Compensation. The compensation structure for First International Advisors’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (First International Advisors utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3-and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2011:

Wells Fargo Advantage Multi-Sector Income Fund

Niklas Nordenfelt	none
Phil Susser	none
Michael J. Bray	none
Christopher Kauffman	none
Tony Norris	none
Peter Wilson	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Multi-Sector Income Fund (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Multi-Sector Income Fund

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch
President

Date:	December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch
President

Date:	December 28, 2011

By:	/s/ KASEY L. PHILLIPS
Kasey L. Phillips
Treasurer

Date:	December 28, 2011